UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   APRIL 3, 2008
                                                   -------------


                NELNET STUDENT LOAN TRUST 2008-2, ISSUING ENTITY
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                   Nelnet Student Loan Funding, LLC, Depositor
                              Nelnet, Inc., Sponsor


            DELAWARE                  333-144431-02              75-2997993
            --------                  -------------              ----------
  (State of other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA             68508
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               (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (402) 434-7140
                                                   -----------------


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         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

In connection with the issuance of student loan asset-backed notes by Nelnet Student Loan Funding Trust 2008-2, the opinions and consent of Kutak Rock LLP and the opinion and consent of Richards, Layton & Finger, P.A., are attached.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

5.1 Opinion of Kutak Rock LLP, dated as of April 3, 2008, with respect to due authorization, enforceability and legality of the Notes (filed herewith).

5.2 Opinion of Richards, Layton & Finger, P.A., dated as of April 3, 2008, with respect to due authorization of the notes (filed herewith).

8.1 Opinion of Kutak Rock LLP, dated as of April 3, 2008, with respect to certain federal income tax matters (contained in Exhibit 5.1).

23.1    Consent of Kutak Rock LLP, dated as of April 3, 2008 (contained in
        Exhibit 5.1).

23.2 Consent of Richards Layton & Finger, P.A., dated as of April 3, 2008 (contained in Exhibit 5.2).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NELNET STUDENT LOAN TRUST 2008-2

                                          By: NELNET STUDENT LOAN FUNDING, LLC,
                                               Depositor


                                          By: NELNET STUDENT LOAN FUNDING
                                              MANAGEMENT CORPORATION, as Manager



                                          By: /s/ Hannah Smitterberg
                                             -------------------------------
                                             Hannah Smitterberg
                                             Assistant Vice President

Dated:  April 3, 2008

                                  EXHIBIT INDEX



               EXHIBIT
               -------

(5.1) Opinion regarding due authorization, enforceability and legality of the notes and certain federal income tax matters

(5.2)   Opinion regarding due authorization of the notes